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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 21, 2000
                       (Date of earliest event reported)

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                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

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
                  TENNESSEE                                       1-4682
       (State or Other Jurisdiction of                   (Commission File Number)
               Incorporation)

                                   22-1326940
                       (IRS Employer Identification No.)

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
             8155 T&B BOULEVARD
             MEMPHIS, TENNESSEE                                    38125
  (Address of Principal Executive Offices)                      (ZIP Code)

              Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

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ITEM 5.  OTHER EVENTS

    On August 21, 2000, Thomas & Betts Corporation (the "Registrant" and the
"Corporation") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, information regarding financial results for the quarter ended July 2, 2000 and the restatement of certain previously issued financial statements.

    The press release, and the Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2000 (filed August 21, 2000), also contains disclosure regarding the Corporation's outlook for 2000. The Corporation will be in a period of transition over the next several quarters as it addresses many issues affecting its financial and operating performance. Management's goal is to return the Corporation to sales and earnings levels consistent with its industry peers by mid to late 2001. After the Corporation completes a review of its processes, controls and systems and implements required improvements, and after any necessary adjustments, it is aiming for internal growth in net sales of 8-10% and in pre-tax earnings of 8%. The Corporation has also set a goal of improving its working capital by $200 million by the second half of next year.

    In previous announcements, the Corporation indicated that a portion of the proceeds from the sale of its Electronic OEM business during the second fiscal quarter may be used to buyback shares of the Corporation's common stock. At this time, the Corporation will not initiate a stock buy-back program. For a complete discussion of the use of the sale proceeds, please see and the Corporation's
Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2000.

    Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    20  Press Release of the Registrant dated August 21, 2000.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       THOMAS & BETTS CORPORATION
                                                       (Registrant)

                                                       By:  /s/ JOHN P. MURPHY
                                                            -----------------------------------------
                                                            John P. Murphy
                                                            Title: Senior Vice President--
                                                                 Chief Financial Officer

Date: August 21, 2000

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                                 EXHIBIT INDEX

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
       EXHIBIT          DESCRIPTION OF EXHIBITS
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
         20             Press Release of Registrant dated August 21, 2000.

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